UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

ROSE HILL ACQUISITION CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2023

ROSE HILL ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40900	N/A
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

981 Davis Drive NW, Atlanta, GA 30327
(Address of principal executive offices) (Zip Code)

(607) 279 2371
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	ROSEU	Nasdaq Global Market
Class A ordinary shares, par value $0.0001 per share	ROSE	Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	ROSEW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 5, 2023, Rose Hill Acquisition Corporation, an exempted company incorporated with limited liability in the Cayman Islands (the “Company”), issued a press release announcing the postponement of its extraordinary general meeting of shareholders (the “Meeting”) scheduled for January 5, 2023 at 3:00 p.m. Eastern Time until January 12, 2023 at 3:00 p.m. Eastern Time. The Meeting will be held at the offices of Greenberg Traurig, LLP, located at 3333 Piedmont Road NE, Suite 2500, Atlanta, GA 30305. The Company has also extended the deadline for public shareholders to submit their shares for redemption to 5:00 p.m. Eastern Time on January 10, 2023.

A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information and Where to Find It

The Company urges shareholders to read the revised definitive proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) on December 5, 2022 (the “Definitive Proxy Statement”), as well as other documents filed by the Company with the SEC, because these documents contain or will contain important information about the Company. Shareholders may obtain copies of these documents (when available), without charge, at the SEC’s website at www.sec.gov or by directing a request to Rose Hill Acquisition Corporation, 981 Davis Drive NW, Atlanta, GA 30327 or via email at info@rosehillacq.com.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies of the Company’s shareholders. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the Definitive Proxy Statement, which may be obtained free of charge from the sources indicated above.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
99.1	Press Release, dated January 5, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSE HILL ACQUISITION CORPORATION

By:	/s/ Albert Hill IV
Name: Albert Hill IV Title: Co-Chief Financial Officer and Director

Date:  January 5, 2023

Exhibit 99.1

ROSE HILL ACQUISITION CORPORATION POSTPONES EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

ATLANTA, January 5, 2023 – Rose Hill Acquisition Corporation (NASDAQ: ROSE) (“Rose Hill”) announced today the postponement of its extraordinary general meeting of shareholders (the “Meeting”) originally scheduled for January 5, 2023 until January 12, 2023 at 3:00 p.m. Eastern Time. The Meeting will be held at the offices of Greenberg Traurig, LLP, located at 3333 Piedmont Road NE, Suite 2500, Atlanta, GA 30305. The Meeting will be held to vote on, among other things, a proposal to amend Rose Hill’s Amended and Restated Articles of Association to extend the date by which Rose Hill has to consummate a business combination (the “Extension”) for an additional six months, from January 18, 2023 to July 18, 2023.

Rose Hill has also extended the deadline for public shareholders to submit their shares for redemption in connection with the Extension to 5:00 p.m. Eastern Time on January 10, 2023.

About Rose Hill Acquisition Corporation

Rose Hill is a US$146 million special purpose acquisition company (SPAC) listed on Nasdaq under the ticker ROSE. Its goal is to partner with one Latin American company to provide growth capital, strategic advisory, and a U.S. listing avenue.

Strategic partners: Cohen & Co. provides the Rose Hill team with a strong supportive structure; while Ameris Capital, a Chilean alternative investments asset manager, brings its extensive reach in Latin America.

Additional Information and Where to Find It

Rose Hill urges shareholders to read the revised definitive proxy statement related to the Meeting filed by Rose Hill with the Securities and Exchange Commission (the “SEC”) on December 5, 2022 (the “Definitive Proxy Statement”), as well as other documents filed by Rose Hill with the SEC, because these documents contain or will contain important information about Rose Hill and the Extension. Shareholders may obtain copies of these documents (when available), without charge, at the SEC’s website at www.sec.gov or by directing a request to Rose Hill Acquisition Corporation, 981 Davis Drive NW, Atlanta, GA 30327 or via email at info@rosehillacq.com.

Participants in Solicitation

Rose Hill and its directors and executive officers may be deemed to be participants in the solicitation of proxies of Rose Hill shareholders. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Rose Hill’s directors and officers in the Definitive Proxy Statement, which may be obtained free of charge from the sources indicated above.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Rose Hill, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contact:

Juan Jose Rosas, Co-CFO and Director, (607) 279-2371
Albert Hill IV, Co-CFO and Director, (404) 973-7681